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                               MERIDIAN FUND, INC.

                           MERIDIAN EQUITY INCOME FUND
                              MERIDIAN GROWTH FUND
                               MERIDIAN VALUE FUND

                          SUPPLEMENT DATED MAY 14, 2008
 TO STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2007, AS SUPPLEMENTED

      The statement of additional information for the Funds is hereby supplemented to include the following disclosure:

DIRECTED BROKERAGE

The Funds or the Investment Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds' brokerage transactions to a broker/dealer because of the research services it provides to the Funds or the Investment Adviser.

During the fiscal year ended June 30, 2007, the Funds directed certain brokerage transactions. The amounts of such transactions and their related commissions were as follows:

                                AMOUNT OF      RELATED
FUND                          TRANSACTIONS   COMMISSIONS
MERIDIAN EQUITY INCOME FUND   $    850,760   $       217
MERIDIAN GROWTH FUND          $ 28,304,392   $    42,688
MERIDIAN VALUE FUND           $ 50,490,880   $    63,632

                     PLEASE RETAIN THIS SUPPLEMENT WITH THE
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE